Supplement to the
Fidelity Managed Retirement 2010 Fund℠
Class A, Class M, Class C and Class I
September 29, 2017
Summary Prospectus

Effective October 1, 2017, the following replaces similar information for Fidelity Advisor Managed Retirement 2010 Fund℠ found in the “Fund Summary” section under the “Fee Table” heading.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 49 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

AR91-SUM-17-01 1.9885852.100	September 29, 2017